SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2002

Martek Biosciences Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 9. Regulation FD Disclosure.

        On September 16, 2002, Henry Linsert, Jr., the Chief Executive Officer, and Peter L. Buzy, the Chief Financial Officer, of Martek Biosciences Corporation (the "Company") submitted certifications pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, relating to the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof.

        The text of this certificate is set forth below.

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of Martek Biosciences Corporation (the “Company”), each hereby certifies that, to his knowledge, on the date hereof:

(a) the Report on Form 10-Q of the Company for the three months ended July 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Henry Linsert, Jr.
Henry Linsert, Jr.
Chief Executive Officer
September 16, 2002

/s/ Peter L. Buzy
Peter L. Buzy
Chief Financial Officer
September 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: September 16, 2002	/s/ Peter L. Buzy Peter L. Buzy, Chief Financial Officer